Exhibit 10.3

OPTION RELINQUISHMENT AND RELEASE AGREEMENT

THIS OPTION RELINQUISHMENT AND RELEASE AGREEMENT, dated this 15th day of June, 2007 (this “Release”), is made and entered into by and between Validian Corporation, a Nevada corporation (“Company”), and Bruce Benn, a resident of Ottawa, Ontario, Canada (“Holder”).

W I T N E S S E T H:

WHEREAS, Company and Holder entered into one or more Stock Option Agreements, so referenced on Exhibit A to this Release (the “Option Agreements”), under the 2004 Incentive Equity Plan, pursuant to which Holder was granted rights to purchase a specified number of shares of common stock, par value $0.001 per share (“Company Common Stock”);

WHEREAS, the parties to this Release desire that in consideration for the total cash consideration set forth on Exhibit A to this Release (such cash consideration, net of applicable withholdings, being the “Option Consideration”) payable to Holder, Holder will (i) transfer to Company all of Holder’s rights under the Option Agreements to acquire Company Common Stock, and (ii) release all existing or potential claims under the Option Agreements and the related stock option plans.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Relinquishment.

In consideration for and pursuant to the terms of this Release, Holder does hereby relinquish any and all rights of Holder under the Option Agreements and any other agreement or plan to acquire (i) Company Common Stock or (ii) any other equity security of Company or any affiliate thereof, except as otherwise indicated on Exhibit A.  The receipt by Holder of the Option Consideration shall constitute complete and full payment for the relinquishment of all rights of Holder under the Option Agreements and any other agreement and plan to acquire (i) Company Common Stock or (ii) any other equity security of Company or any affiliate thereof, except as otherwise indicated on Exhibit A.  Holder hereby represents and warrants to Company that, except as otherwise indicated on Exhibit A, the Option Agreements are the only agreements or understandings between Holder and Company or any affiliate of Company pertaining to the grant by Company (or any affiliate of Company) of any right, option or warrant to acquire (i) Company Common Stock or (ii) any other equity security of Company or any affiliate thereof; provided, however, that nothing in this Release shall be deemed a release or termination of any other agreement between Company and Holder or any other rights under policies and benefits of Company applicable to Holder.  All payments of Option Consideration hereunder shall be subject to withholding for federal income taxes and FICA taxes.

Option Buy Back.Benn.B.070615

2.

Release.

Holder for himself and his successors and assigns hereby releases, acquits, and forever discharges Company and Company’s respective past and future subsidiaries, affiliates, employees, officers, directors, stockholders, agents, representatives, successors and assigns (collectively, the “Released Parties”) of and from any and all actions, causes of action, suits, claims, demands, judgments, damages, obligations and liabilities of any kind, at law or in equity, known or unknown, which Holder had, now has, or hereafter may have against the Released Parties, or any of them, under the Option Agreements or any other agreement or plan to acquire (i) Company Common Stock or (ii) any other equity security of Company or any affiliate thereof, except as otherwise indicated on Exhibit A; provided, however, that nothing in this Release shall be deemed a release or termination of any other agreement between Company and Holder or any other rights under policies and benefits of Company applicable to Holder.

3.

CHOICE OF LAW.

THE VALIDITY OF THIS RELEASE, THE CONSTRUCTION OF ITS TERMS AND THE DETERMINATION OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THERETO.

4.

Binding Nature.

This Release shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

5.

Counterparts.

This Release may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement, but in making proof hereof it shall only be necessary to exhibit one such counterpart.

* * * * *

Option Buy Back.Benn.B.070615

IN WITNESS WHEREOF, each of the parties hereto has caused this Release to be executed effective as of the date first above written.

Validian Corporation

By:

Bruce Benn,

CEO & President and Director

By:

Ronald I. Benn, CFO & Director

HOLDER:

Bruce Benn

Option Buy Back.Benn.B.070615

SPOUSAL RELEASE

I, Terry Lynne White, am the spouse of Holder.  I have read and understand this Release and the documents referred to herein, and I hereby agree to all of the terms of this Release and release any and all claims that I may have against Company or any affiliate thereof arising from the Option Agreements or any other agreement or plans to acquire (i) Company Common Stock or (ii) any other equity security of Company or any affiliate thereof (except as otherwise indicated on Exhibit A).

SPOUSE:

Terry Lynne White

Option Buy Back.Benn.B.070615

EXHIBIT A

Name of Holder:

Bruce Benn

Number of Options Outstanding	Expiry Date	Exercise Price		Consideration Payable to Holder
500,000	30-June-2010	$ 0.67	$ [___]	$ 795.00
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$
		$	$	$

TOTAL	$ 795.00*

*  Assumes the “Per Share Amount” paid in the tender offer is $0.00159, which amount is subject to increase.

Other agreements or understandings between Holder and Company or any affiliate of Company pertaining to the grant by Company (or any affiliate of Company) of any right, option or warrant to acquire Common Stock or any other equity security of Company or any affiliate of Company:  [NONE]

Option Buy Back.Benn.B.070615